SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

August 5, 2015

Date of Report (Date of Earliest Event Reported)

GLOBAL ARENA HOLDING, INC.

 (Exact name of registrant as specified in its charter)

Delaware	00049819	33-0931599
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 Broadway, 5th Floor New York, NY	10036
(Address of principal executive offices)	(Zip Code)

(212) 508-4778

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Compensatory Arrangements of Certain Officers

On August 5, 2015, the Company entered into an employment agreement with John Matthews, the CEO and Chairman of the Board of the Company.  Under this agreement, Mr. Matthews will retain his positions for an initial term of five years, at which point his employment will be automatically renewed on a yearly basis.  Under this agreement, Mr. Matthews is entitled to a base salary in the value of $150,000 per annum, payable in accordance with the normal payroll practices of the Company.  The base salary shall be increased each year by a minimum of 10% for the next calendar year.  In addition, the Company will pay Mr. Matthews an amount equal to 10% of the revenues generated by Global Arena Investment Management LLC (GAIM), a subsidiary of the Company.  In addition, Mr. Matthews is given a 10% equity interest/ ownership interest in GAIM.  Further, Mr. Matthews is entitled to an annual bonus, at the discretion of the Company.

Mr. Matthews has been granted stock options to purchase 1,000,000 common shares of the Company pursuant to and in accordance with the terms of the Company’s 2011 Stock Award Plan.  In addition, at the end of each year during the employment period, Mr. Matthews shall be granted stock options to purchase an additional 1,000,000 common shares in accordance with the Stock Award Plan.  Upon acquisition of any new business or subsidiary that was acquired through the efforts of Mr. Matthews, he will be granted stock options for the number of the Company’s common shares equal to 10% of the Black-Scholes value of the new business or subsidiary acquired by the Company.

Mr. Matthews is entitled to participate in all employee benefit plans that are available to the employees of the Company, subject to the terms, conditions, and overall administration of such plans.  Mr. Matthews also receives gym membership fee reimbursement, not to exceed $300 per month, reasonable business expense reimbursement, and professional dues and fees reimbursement.  He is entitled to an annual car allowance of $9,000, which is to commence upon receipt of $2,000,000 in equity financing.

Should Mr. Matthews be terminated without cause or for good reason, he is entitled to any unpaid base salary, GAIM revenues, annual bonus and other benefits earned through the termination date.  Within 2.5 months after the termination date (or as required by law), he is entitled to a lump sum payment of three years of his current base salary as severance pay.  He is also entitled to full vesting on any and all restricted stock, stock options and any other equity compensation awards, to the extent that such awards have not yet vested as of the termination date, and reimbursement for any expenses from which he has not yet received reimbursement.

Should Mr. Matthews be terminated due to death or due to disability, or if he is terminated for cause or resigns without good reason, he or his estate has the right to receive any unpaid portion of the base salary, GAIM revenues, annual bonus and other benefits earned through the termination date, full vesting on any and all restricted stock, stock options and any other equity compensation awards that have not yet vested, and reimbursement for any expenses from which he has not yet received reimbursement.

On August 5, 2015, the Company entered into an employment agreement with Anthony Crisci, Jr., the CFO and a pending director of the Company (pending shareholder approval).  Under this agreement, Mr. Crisci will retain his positions for an initial term of five years, at which point his employment will be automatically renewed on a yearly basis.  Under this agreement, Mr. Crisci is entitled to a base salary in the value of $140,000 per annum, payable in accordance with the normal payroll practices of the Company.  The base salary shall be increased each year by a minimum of 10% for the next calendar year.  In addition, the Company will pay Mr. Crisci an amount equal to 10% of the revenues generated by Global Arena Investment Management LLC (GAIM), a subsidiary of the Company.  In addition, Mr. Crisci is given a 10% equity interest/ ownership interest in GAIM.  Further, Mr. Crisci is entitled to an annual bonus, at the discretion of the Company.

Mr. Crisci has been granted stock options to purchase 1,000,000 common shares of the Company pursuant to and in accordance with the terms of the Company’s 2011 Stock Award Plan.  In addition, at the end of each year during the employment period, Mr. Crisci shall be granted stock options to purchase an additional 1,000,000 common shares in accordance with the Stock Award Plan.  Upon acquisition of any new business or subsidiary that was acquired through the efforts of Mr. Crisci, he will be granted stock options for the number of the Company’s common shares equal to 10% of the Black-Scholes value of the new business or subsidiary acquired by the Company.

Mr. Crisci is entitled to participate in all employee benefit plans that are available to the employees of the Company, subject to the terms, conditions, and overall administration of such plans.  Mr. Crisci also receives gym membership fee reimbursement, not to exceed $300 per month, reasonable business expense reimbursement, and professional dues and fees reimbursement.  He is entitled to an annual car allowance of $9,000, which is to commence upon receipt of $2,000,000 in equity financing.

Should Mr. Crisci be terminated without cause or for good reason, he is entitled to any unpaid base salary, GAIM revenues, annual bonus and other benefits earned through the termination date.  Within 2.5 months after the termination date (or as required by law), he is entitled to a lump sum payment of three years of his current base salary as severance pay.  He is also entitled to full vesting on any and all restricted stock, stock options and any other equity compensation awards, to the extent that such awards have not yet vested as of the termination date, and reimbursement for any expenses from which he has not yet received reimbursement.

Should Mr. Crisci be terminated due to death or due to disability, or if he is terminated for cause or resigns without good reason, he or his estate has the right to receive any unpaid portion of the base salary, GAIM revenues, annual bonus and other benefits earned through the termination date, full vesting on any and all restricted stock, stock options and any other equity compensation awards that have not yet vested, and reimbursement for any expenses from which he has not yet received reimbursement.

On August 5, 2015, the Company entered into an employment agreement with Kathryn Weisbeck, the director of investor relations for the Company.  Under this agreement, Ms. Weisbeck will retain her position for an initial term of five years, at which point her employment will be automatically renewed on a yearly basis.  Under this agreement, Ms. Weisbeck is entitled to a base salary in the value of $90,000 per annum, payable in accordance with the normal payroll practices of the Company.  The base salary shall be increased each year by a minimum of 10% for the next calendar year.  In addition, the Company will pay Ms. Weisbeck an amount equal to 10% of the revenues generated by Global Arena Investment Management LLC (GAIM), a subsidiary of the Company.  In addition, Ms. Weisbeck is given a 10% equity interest/ ownership interest in GAIM.  Further, Ms. Weisbeck is entitled to an annual bonus, at the discretion of the Company.

Ms. Weisbeck has been granted stock options to purchase 1,000,000 common shares of the Company pursuant to and in accordance with the terms of the Company’s 2011 Stock Award Plan.  In addition, at the end of each year during the employment period, Ms. Weisbeck shall be granted stock options to purchase an additional 1,000,000 common shares in accordance with the Stock Award Plan.  Upon acquisition of any new business or subsidiary that was acquired through the efforts of Ms. Weisbeck, she will be granted stock options for the number of the Company’s common shares equal to 10% of the Black-Scholes value of the new business or subsidiary acquired by the Company.

Ms. Weisbeck is entitled to participate in all employee benefit plans that are available to the employees of the Company, subject to the terms, conditions, and overall administration of such plans.  Ms. Weisbeck also receives gym membership fee reimbursement, not to exceed $300 per month, reasonable business expense reimbursement, and professional dues and fees reimbursement.

Should Ms. Weisbeck be terminated without cause or for good reason, she is entitled to any unpaid base salary, GAIM revenues, annual bonus and other benefits earned through the termination date.  Within 2.5 months after the termination date (or as required by law), she is entitled to a lump sum payment of three years of her current base salary as severance pay.  She is also entitled to full vesting on any and all restricted stock, stock options and any other equity compensation awards, to the extent that such awards have not yet vested as of the termination date, and reimbursement for any expenses from which she has not yet received reimbursement.

Should Ms. Weisbeck be terminated due to death or due to disability, or if she is terminated for cause or resigns without good reason, she or her estate has the right to receive any unpaid portion of the base salary, GAIM revenues, annual bonus and other benefits earned through the termination date, full vesting on any and all restricted stock, stock options and any other equity compensation awards that have not yet vested, and reimbursement for any expenses from which she has not yet received reimbursement.

Item 9.01 - Exhibits

Exhibit 10.1 – Employment agreement between Global Arena Holding, Inc. and John Matthews, signed August 5, 2015

Exhibit 10.2 – Employment agreement between Global Arena Holding, Inc. and Anthony Crisci, Jr., signed August 5, 2015

Exhibit 10.3 – Employment agreement between Global Arena Holding, Inc. and Kathryn Weisbeck, signed August 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Global Arena Holding, Inc.

By:      /s/ John Matthews

John Matthews

Chief Executive Officer

Dated:  August 11, 2015